                                                                   Exhibit 10.17

DEED OF AMENDMENT (DEBENTURE TRUST DEED)
Details

INTERPRETATION - definitions are at the end of the General Terms

PARTIES ISSUER, TRUSTEE, AGENT, ADMINISTRATIVE LENDER, DEBENTURE HOLDER AND CONSENT PARTIES

ISSUER             Name          PENFORD HOLDINGS PTY LIMITED

                   ABN           81 094 279 339

                   Address       170 Epping Road, Lane Cove NSW 2066

                   Fax           (02) 9418 7830

                   Attention     Frank Ianns

TRUSTEE            Name          ANZ CAPEL COURT LIMITED in its capacity as
                                 Trustee under the Debenture Trust Deed

                   ABN           30 004 768 807

                   Address       Level 2, 20 Martin Place, Sydney NSW 2000

                   Fax           (02) 9227 1031

                   Attention     Kirsten Ludlow

AGENT              Name          AUSTRALIA AND NEW ZEALAND BANKING GROUP
                                 LIMITED

                   ABN           11 005 357 522

                   Address       Level 1, 20 Martin Place, Sydney NSW 2000

                   Fax           (02) 9227 1334

                   Attention     James Arnold

ADMINISTRATIVE     Name          AUSTRALIA AND NEW ZEALAND BANKING GROUP
LENDER                           LIMITED

                   ABN           11 005 357 522

                   Address       Level 1, 20 Martin Place, Sydney NSW 2000

                   Fax           (02) 9227 1334

(C)Mallesons Stephen Jaques                                                    1

                   Attention     James Arnold

DEBENTURE          Name          AUSTRALIA AND NEW ZEALAND BANKING GROUP
HOLDER                           LIMITED

                   ABN           11 005 357 522

                   Address       Level 1, 20 Martin Place, Sydney NSW 2000

                   Fax           (02) 9227 1334

                   Attention     James Arnold

CONSENT PARTY      Name          PENFORD AUSTRALIA LIMITED

                   ABN           48 003 780 229

                   Address       170 Epping Road, Lane Cove NSW 2066

                   Fax           (02) 9418 7830

                   Attention     Frank Ianns

                   Name PENFORD NEW ZEALAND LIMITED a company incorporated in New Zealand

                   Company       AK163345
                   Number

                   Address       319 Church Street, Onehunga, Auckland, New
                                 Zealand

                   Fax           (02) 9418 7830

                   Attention     Frank Ianns

RECITALS           A      The Issuer and the Trustee entered into the Debenture
                          Trust Deed.

                   B The Issuer and the Trustee wish to amend the Debenture Trust Deed on the terms of this deed.

GOVERNING LAW      New South Wales

DATE OF            See Signing page
AMENDING
DEED

(C)Mallesons Stephen Jaques                                                    2

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DEED OF AMENDMENT (DEBENTURE TRUST DEED)

General terms

1        AMENDMENTS

1.1      AMENDMENTS

         As from the Effective Date, the Debenture Trust Deed is varied as set out in the marked up copy of the Debenture Trust Deed attached as Annexure A to this deed.

1.2      CONFIRMATION

         Each party confirms that, other than as provided for in clause 1.1 ("Amendments"), the Transaction Documents remain in full force and effect.

2        INSTRUCTIONS TO THE AGENT

2.1      AMENDMENT OF DEBENTURE TRUST DEED

         (DEBENTURE TRUST DEED (CLAUSE 3.4(d)(iii))) The Debenture Holder notifies the Agent that it consents to the amendment of the Debenture Trust Deed as provided for in clause 1.1 ("Amendments"). The Debenture Holder agrees that, by virtue of this deed, it shall be taken to have given its prior written consent to those amendments.

2.2      TRANSACTION DOCUMENT

         (DEBENTURE TRUST DEED (CLAUSE 1.1) The Debenture Holder notifies the Agent that it instructs the Trustee to agree to the designation of each of the Designated Documents as a Transaction Document.

2.3      EARLY REDEMPTION

         (DEBENTURE TRUST DEED (CLAUSE 6.3(b)) The Debenture Holder notifies the Agent that it agrees to waive 5 Business Days' prior notice of the Early Redemption.

2.4      DISTRIBUTION OF EARLY REDEMPTION MONEYS

         (DEBENTURE TRUST DEED (CLAUSE 4.3)) The Debenture Holder notifies the Agent that it agrees to the payment in full of the Early Redemption Moneys to the Debenture Holder, without deduction on account of any amount referred to in paragraph 4.3(a), (b), (c) or (d) of the Debenture Trust Deed.

(C)Mallesons Stephen Jaques                                                    3

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2.5      ISSUE OF FURTHER DEBENTURES

         (DEBENTURE TRUST DEED (CLAUSES 3.4(e), 6.1(b) AND (c))) The Debenture Holder notifies the Agent that it instructs the Trustee to:

         (a) consent to the issue of Tranche 3 Debentures pursuant to the New Subscription Agreement; and

         (b) note the issue of Tranche 3 Debentures issued pursuant to the New Subscription Agreement in the Register.

3        AGENT'S STATEMENT TO THE TRUSTEE

3.1      STATEMENTS

         (DEBENTURE TRUST DEED (CLAUSE 3.17(c))) The Agent states, for the benefit of the Trustee, that:

         (a) it has received the consent of the Debenture Holder to the amendments provided for in clause 1.1 ("Amendments");

         (b) it has received the instructions of the Debenture Holder to agree to the designation of each of the Designated Documents as a Transaction Document;

         (c) it has received agreement from the Debenture Holder to waive 5 Business Days' prior notice of the Early Redemption;

         (d) it has received agreement from the Debenture Holder to the payment in full of the Early Redemption Moneys to the Debenture Holder, without deduction on account of any amount referred to in paragraph 4.3(a), (b), (c) or (d) of the Debenture Trust Deed;

         (e)      it has received the instructions of the Debenture Holder to:

                  (i) consent to the issue of Tranche 3 Debentures pursuant to the New Subscription Agreement; and

                  (ii) note the issue of Tranche 3 Debentures issued pursuant to the New Subscription Agreement in the Register.

3.2      AGREEMENT AND CONSENT

         (DEBENTURE TRUST DEED (CLAUSE 3.17(c))) Acting on the statements in clause 3.1 ("Statements") and, in relation to paragraph (a) below, clause 7.3 ("Required Lenders' instructions") of this deed, the
         Trustee:

         (a) agrees to amend the Debenture Trust Deed as provided for in clause 1.1 ("Amendments");

         (b) agrees to the designation of each of the Designated Documents as a Transaction Document;

(C)Mallesons Stephen Jaques                                                    4

         (c) agrees to waive 5 Business Days' prior notice of the Early Redemption;

         (d) agrees to the payment in full of the Early Redemption Moneys to the Debenture Holder, without deduction on account of any amount referred to in paragraph 4.3(a), (b), (c) or (d) of the Debenture Trust Deed;

         (e) consents to the issue of Tranche 3 Debentures pursuant to the New Subscription Agreement, and will, upon the issue of Tranche 3 Debentures pursuant to the New Subscription Agreement, note them in the Register.

4        NOTICE TO THE AGENT AND DEBENTURE HOLDER

4.1      EARLY REDEMPTION

         (DEBENTURE TRUST DEED (CLAUSE 6.3(b))) The Issuer notifies the Agent and the Debenture Holder that it wishes to redeem its Tranche 1 Debentures and Tranche 2 Debentures on the Effective Date.

5        NOTICE TO THE ISSUER

5.1      NOTICE OF DISTRIBUTION

         (DEBENTURE TRUST DEED (CLAUSES 4.3 AND 4.6)) The Trustee notifies the Agent and the Issuer that it intends to distribute the Early Redemption Moneys in full to the Debenture Holder, without deduction on account of any amount referred to in paragraph 4.3(a), (b), (c) or (d) of the Debenture Trust Deed.

         The parties acknowledge that the Early Redemption Moneys is the aggregate of the Principal Amount outstanding of all Tranche 1 Debentures and Tranche 2 Debentures at the proposed Effective Date (Thursday 9 October 2003) (being $15,440,263.38) and the accrued but unpaid interest in respect of all Tranche 1 Debentures and Tranche 2 Debentures at the proposed Effective Date (Thursday 9 October 2003) (being $2,649.90).

6        TRANCHE 3 DEBENTURES

6.1      PRINCIPAL AMOUNT

         (DEBENTURE TRUST DEED (CLAUSE 7.2)) The Trustee and the Issuer agree that the principal amount of Tranche 3 Debentures may be an integral multiple of any amount less than $100,000, subject to a minimum principal amount of $1,000,000.

(C)Mallesons Stephen Jaques                                                    5

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7        CONSENTS

7.1      GUARANTOR CONSENT

         Each Consent Party consents to the amendments provided for in clause
         1.1 ("Amendments") of this deed and the other transactions contemplated by this deed.

7.2      ADMINISTRATIVE LENDER CONSENT

         (FIRST INTERCREDITOR AGREEMENT (SECTION 3)) The Administrative Lender, on behalf of and with the written consent of all "Lenders" (as defined in the First Intercreditor Agreement), consents to the amendments provided for in clause 1.1 ("Amendments") of this deed and the other transactions contemplated by this deed (including clause 7.3).

7.3      REQUIRED LENDERS' INSTRUCTIONS

         (DEBENTURE TRUST DEED (CLAUSE 28.10)) The parties to this deed acknowledge and agree that, by virtue of clause 7.2 ("Administrative Lender consent") of this deed, the Trustee is taken to have received the instructions of the Required Lenders to agree to and enter into the amendments provided for in clause 1.1 ("Amendments") of this deed.

8        DESIGNATION

8.1      SUBSCRIPTION AGREEMENT

         The Issuer and the Trustee agree to designate the New Subscription Agreement as a Subscription Agreement.

8.2      DESIGNATED DOCUMENTS

         For the purposes of paragraph (o) of the definition of "Transaction Document" in the Debenture Trust Deed, the Trustee (acting on the instructions of the Debenture Holders) and the Issuer agree to the designation of each of the Designated Documents as a Transaction Document.

9        US CREDIT AGREEMENT

9.1      PENFORD AUSTRALIA GUARANTEE

         For the purposes of clause 1.2(e) of the Penford Australia Guarantee, Penford Australia Limited and the Trustee agree that the Credit Agreement, when executed, will replace the US Credit Agreement as defined in the Penford Australia Guarantee. Accordingly, all references to the US Credit Agreement in the Penford Australia Guarantee shall be read as references to the Credit Agreement.

(C)Mallesons Stephen Jaques                                                    6

9.2      PENFORD NEW ZEALAND GUARANTEE

         For the purposes of clause 1.2(e) of the Penford New Zealand Guarantee, Penford New Zealand Limited and the Trustee agree that the Credit Agreement, when executed, will replace the US Credit Agreement as defined in the Penford New Zealand Guarantee. Accordingly, all references to the US Credit Agreement in the Penford New Zealand Guarantee shall be read as references to the Credit Agreement.

10       TRUSTEE

10.1     TRUSTEE'S CAPACITY

         The Trustee enters into this deed in its capacity as trustee of the Penford Debenture Trust.

10.2     TRUSTEE ACTS AS NOMINEE

         Notwithstanding any other provision of this deed, each party to this deed (other than the Trustee) acknowledges that the Trustee holds the benefit of this deed for the benefit of the Debenture Holder and:

         (a) is bound to act on the instructions of the Debenture Holder pursuant to the terms of the Debenture Trust Deed; and

         (b) in the absence of such instructions from the Debenture Holder or where a force majeure event exists, the Trustee is not bound to act.

10.3     DUTIES LIMITED

         The Trustee's obligations, duties and responsibilities are limited to those expressly set out in the Debenture Trust Deed and this deed.

10.4     ACKNOWLEDGE INDEMNITY

         It is acknowledged that the Trustee is entitled to be indemnified for its actions under this deed:

         (a)      out of the assets of the Penford Debenture Trust; and

         (b)      by the Debenture Holder,

         except where the Trustee has been guilty of fraud, wilful misconduct or gross negligence.

10.5     LIMITS ON LIABILITY

         (a) Notwithstanding any other provision of this deed, but subject to clause 10.5(b), each party to this deed (other than the Trustee) acknowledges and agrees that:

                  (i) the Trustee's liability under this deed is limited to its ability to be indemnified in the manner set out in clause 10.4; and

(C)Mallesons Stephen Jaques                                                    7

                  (ii) it will not have any recourse to the Trustee beyond that for which the Trustee is entitled to be so indemnified as contemplated by clause 10.4.

         (b) The limitation of liability set out in clause 10.5(a) will not apply where the Trustee has been guilty of fraud, wilful misconduct or gross negligence.

10.6     ASSIGNMENT BY TRUSTEE

         (a) Each party to this deed (other than the Trustee) acknowledges and agrees that the Trustee may assign its rights and novate or otherwise transfer its obligations under this deed to any replacement trustee that is appointed under the Debenture Trust Deed.

         (b) Each party to this deed (other than the Trustee) agrees that it will enter into a novation deed with any replacement trustee that is appointed under the Debenture Trust Deed (in a form acceptable to the Trustee and the replacement trustee).

11       GOVERNING LAW

         This deed is governed by the law in force in the place specified in the Details and each party submits to the non-exclusive jurisdiction of the courts of that place.

12       COUNTERPARTS

         This deed may consist of a number of copies each signed by one or more parties to the deed. If so, the signed copies are treated as making up the one document.

13       INTERPRETATION

13.1     DEFINITIONS

         Unless the contrary intention appears, words and expressions defined in the Debenture Trust Deed (as defined below) have the same meaning when used in this deed.

         These meanings apply unless the contrary intention appears:

         ADMINISTRATIVE LENDER has the same meaning as in the First Intercreditor Agreement.

         CREDIT AGREEMENT means the agreement so entitled dated on or about the date of this deed between Penford Corporation, certain commercial lending institutions, Harris Trust and Savings Bank and others.

(C)Mallesons Stephen Jaques                                                    8

         DEBENTURE TRUST DEED means the deed so entitled dated 15 November 2000 between the Issuer and the Trustee, as amended by deeds of variation dated 22 June 2001 and 22 August 2001.

         DESIGNATED DOCUMENTS means:

         (a)      this deed;

         (b)      the Credit Agreement;

         (c)      the Intercreditor Agreement;

         (d)      the Second Deed of Guarantee and Indemnity; and

         (e)      the Second Australian Memorandum of Deposit.

         EARLY REDEMPTION means the redemption of the Debenture Holder's Tranche 1 Debentures and Tranche 2 Debentures prior to the Termination Date, pursuant to the notice given by the Issuer under clause 4.1 ("Early redemption") of this deed.

         EARLY REDEMPTION MONEYS means the amount of $15,442,913.28 (or, if the Effective Date occurs after Thursday 9 October 2003, the amount notified to the Issuer in writing by the Agent) received or to be received by the Debenture Holder upon the Early Redemption.

         EFFECTIVE DATE means the date on which all conditions precedent under the New Subscription Agreement are satisfied, as certified by the Subscriber (as therein defined).

         FIRST INTERCREDITOR AGREEMENT means the agreement entitled Intercreditor Agreement dated 15 November 2000 between The Bank of Nova Scotia, KeyBank National Association, U.S. Bank National Association and Australia and New Zealand Banking Group Limited.

         INTERCREDITOR AGREEMENT has the same meaning as in the Credit
         Agreement.

         NEW SUBSCRIPTION AGREEMENT means the agreement entitled Subscription Agreement dated on or about the date of this deed between the Issuer and Australia and New Zealand Banking Group Limited.

         PENFORD AUSTRALIA GUARANTEE means the agreement entitled Penford Debenture Trust Guarantee and Indemnity dated 15 November 2000 between Penford Australia Limited and the Trustee.

         PENFORD DEBENTURE TRUST means the trust constituted under the Debenture Trust Deed.

         PENFORD NEW ZEALAND GUARANTEE means the agreement entitled Guarantee and Indemnity dated 15 November 2000 between Penford New Zealand Limited (formerly known as Starch New Zealand Limited) and ANZ Capel Court Limited.

(C)Mallesons Stephen Jaques                                                    9

         SECOND AUSTRALIAN MEMORANDUM OF DEPOSIT means the deed so entitled dated on or about the date of this deed between Penford Corporation and the Trustee.

         SECOND DEED OF GUARANTEE AND INDEMNITY means the deed so entitled dated on or about the date of this deed by Penford Corporation and others.

13.2     REFERENCES TO CERTAIN GENERAL TERMS

         Unless the contrary intention appears, a reference to:

         (a) a group of persons is a reference to any two or more of them jointly and to each of them individually;

         (b) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them individually;

         (c) an agreement, representation or warranty by two or more persons binds them jointly and each of them individually, but an agreement, representation or warranty by the Trustee, the Agent or the Debenture Holder binds the Trustee, Agent or Debenture Holder, as the case may be, individually only;

         (d) anything (including an amount) is a reference to the whole and each part of it;

         (e) a document (including this deed) includes any variation or replacement of it;

         (f) law means common law, principles of equity, and laws made by parliament (and laws made by parliament include State, Territory and Commonwealth laws and regulations and other instruments under them, and consolidations, amendments, re-enactments or replacements of any of them);

         (g) an accounting term is a reference to that term as it is used in accounting standards under the Corporations Act, or, if not inconsistent with those standards, in accounting principles and practices generally accepted in Australia;

         (h) Australian dollars, dollars, $ or A$ is a reference to the lawful currency of Australia;

         (i)      a time of day or date is a reference to Sydney time;

         (j) the word "person" includes an individual, a firm, a body corporate, an unincorporated association and an authority;

         (k) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

(C)Mallesons Stephen Jaques                                                   10

         (l) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

         (m) the Corporations Act is a reference to the Corporations Act 2001 (Cwlth).

13.3     NUMBER

         The singular includes the plural and vice versa.

13.4     HEADINGS

         Headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of this deed.

EXECUTED as a deed

(C)Mallesons Stephen Jaques                                                   11

DEED OF AMENDMENT (DEBENTURE TRUST DEED)

Signing page

DATED: 8 OCTOBER 2003

ISSUER

SIGNED, SEALED AND                  )
DELIVERED by Frank Iannuzzelli      )
                                    )
as attorney for PENFORD             )
HOLDINGS PTY LIMITED under          )
power of attorney dated 7 October   )
2003                                )
                                    )
in the presence of:                 )      /s/ Frank Iannuzzelli
                                    )      -------------------------------------
/s/ Aspasia Pasialis                )      By executing this deed the attorney
----------------------------------- )      states that the attorney has received
Signature of witness                )      no notice of revocation of the power
Aspasia Pasialis                    )      of attorney
-----------------------------------
Name of witness (block letters)

TRUSTEE

SIGNED, SEALED AND                  )
DELIVERED by Kirsten Ludlow         )
                                    )
as attorney for ANZ CAPEL           )
COURT LIMITED under power of        )
attorney dated 15/11/00 Book 4293   )
No. 25                              )
                                    )
in the presence of:                 )      /s/ Kirsten Ludlow
                                    )      -------------------------------------
/s/ Nicholas E. Wiley               )      By executing this deed the attorney
----------------------------------- )      states that the attorney has received
Signature of witness                )      no notice of revocation of the power
Nicholas E. Wiley                   )      of attorney
-----------------------------------
Name of witness (block letters)

(C)Mallesons Stephen Jaques                                                   12

AGENT

SIGNED, SEALED AND                  )
DELIVERED by Steve Breslin          )
                                    )
as attorney for AUSTRALIA AND       )
NEW ZEALAND BANKING                 )
GROUP LIMITED under power of        )
attorney dated 18/11/02 Book 4376   )
No. 412                             )
                                    )
in the presence of:                 )      /s/ Steve Breslin
                                    )      -------------------------------------
/s/ Nicholas E. Wiley               )      By executing this deed the attorney
----------------------------------- )      states that the attorney has received
Signature of witness                )      no notice of revocation of the power
Nicholas E. Wiley                          of attorney
-----------------------------------
Name of witness (block letters)

ADMINISTRATIVE LENDER

SIGNED, SEALED AND                  )
DELIVERED by Steve Breslin          )
                                    )
as attorney for AUSTRALIA AND       )
NEW ZEALAND BANKING                 )
GROUP LIMITED under power of        )
attorney dated 18/11/02 Book 4376   )
No. 412                             )
                                    )
in the presence of:                 )      /s/ Steve Breslin
                                    )      -------------------------------------
/s/ Nicholas E. Wiley               )      By executing this deed the attorney
----------------------------------- )      states that the attorney has received
Signature of witness                )      no notice of revocation of the power
Nicholas E. Wiley                          of attorney
-----------------------------------
Name of witness (block letters)

(C)Mallesons Stephen Jaques                                                   13

DEBENTURE HOLDER

SIGNED, SEALED AND                  )
DELIVERED by Steve Breslin          )
                                    )
as attorney for AUSTRALIA AND       )
NEW ZEALAND BANKING                 )
GROUP LIMITED under power of        )
attorney dated 18/11/02 Book 4376   )
No. 412                             )
                                    )
in the presence of:                 )      /s/ Steve Breslin
                                    )      -------------------------------------
/s/ Nicholas E. Wiley               )      By executing this deed the attorney
----------------------------------- )      states that the attorney has received
Signature of witness                )      no notice of revocation of the power
Nicholas E. Wiley                          of attorney
-----------------------------------
Name of witness (block letters)

CONSENT PARTIES

SIGNED, SEALED AND                  )
DELIVERED by Frank Iannuzzelli      )
                                    )
as attorney for PENFORD             )
AUSTRALIA LIMITED under             )
power of attorney dated 7 October   )
2003                                )
                                    )
in the presence of:                 )      /s/ Frank Iannuzzelli
                                    )      -------------------------------------
/s/ Aspasia Pasialis                )      By executing this deed the attorney
----------------------------------- )      states that the attorney has received
Signature of witness                )      no notice of revocation of the power
Aspasia Pasialis                           of attorney
-----------------------------------
Name of witness (block letters)

(C)Mallesons Stephen Jaques                                                   14

SIGNED, SEALED AND                  )
DELIVERED by Frank Iannuzzelli      )
                                    )
as attorney for PENFORD NEW         )
ZEALAND LIMITED under power         )
of attorney dated 7 October 2003    )
                                    )
in the presence of:                 )
                                    )      /s/ Frank Iannuzzelli
/s/ Aspasia Pasialis                )      -------------------------------------
----------------------------------- )
Signature of witness                )
Aspasia Pasialis                    )
-----------------------------------
Name of witness (block letters)

               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY

I, Frank Iannuzzelli            of      170 Epping Road, Lane Cove,

         Finance Director           , certify that:

1        by a power of attorney dated 7 October        2003 (power of attorney),
         Penford New Zealand Limited (grantor), appointed me its attorney on the terms and subject to the conditions set out in the said power of attorney;

2 at the date of this certificate I have not received any notice or information of the revocation of that appointment by the commencement of the dissolution of the grantor or otherwise; and

3 I have executed the attached document in the name of the grantor in my capacity as its attorney under the powers conferred by the said power of attorney.

SIGNED at         Sydney                     this 8th day of October 2003
/s/ Frank Iannuzzelli
---------------------------
Signed
Frank Iannuzzelli

---------------------------
Name

(C)Mallesons Stephen Jaques                                                   15

DEED OF AMENDMENT (DEBENTURE TRUST DEED)

Annexure A - Amendments

(C)Mallesons Stephen Jaques                                                   16

MALLESONS STEPHEN JAQUES

                    Deed of Amendment
                    (Debenture Trust Deed)

                    Dated 8 October 2003

                    Penford Holdings Pty Limited ("Issuer")
                    ANZ Capel Court Limited ("Trustee")
                    Australia and New Zealand Banking Group Limited ("Agent", "Administrative Lender" and "Debenture Holder")
                    Penford Australia Limited ("Consent Party")
                    Penford New Zealand Limited ("Consent Party")

                    MALLESONS STEPHEN JAQUES
                    Solicitors
                    Level 60
                    Governor Phillip Tower
                    1 Farrer Place
                    Sydney  NSW  2000
                    DX 113, Sydney
                    Tel:  +61 2 9296 2000
                    Fax: +61 2 9296 3999
                    Ref:  GNH/NW/BA

Deed of Amendment (DEBENTURE TRUST DEED)

Contents

DETAILS                                                                         1

GENERAL TERMS                                                                   3

1        AMENDMENTS                                                             3

1.1      Amendments                                                             3
1.2      Confirmation                                                           3

2        INSTRUCTIONS TO THE AGENT                                              3

2.1      Amendment of Debenture Trust Deed                                      3
2.2      Transaction Document                                                   3
2.3      Early Redemption                                                       3
2.4      Distribution of Early Redemption Moneys                                3
2.5      Issue of further Debentures                                            4

3        AGENT'S STATEMENT TO THE TRUSTEE                                       4

3.1      Statements                                                             4
3.2      Agreement and consent                                                  4

4        NOTICE TO THE AGENT AND DEBENTURE HOLDER                               5

4.1      Early redemption                                                       5

5        NOTICE TO THE ISSUER                                                   5

5.1      Notice of distribution                                                 5

6        TRANCHE 3 DEBENTURES                                                   5

6.1      Principal amount                                                       5

7        CONSENTS                                                               6

7.1      Guarantor consent                                                      6
7.2      Administrative Lender consent                                          6
7.3      Required Lenders' instructions                                         6

8        DESIGNATION                                                            6

8.1      Subscription Agreement                                                 6
8.2      Designated Documents                                                   6

9        US CREDIT AGREEMENT                                                    6

9.1      Penford Australia Guarantee                                            6
9.2      Penford New Zealand Guarantee                                          7

10       TRUSTEE                                                                7

10.1     Trustee's capacity                                                     7
10.2     Trustee acts as nominee                                                7
10.3     Duties limited                                                         7
10.4     Acknowledge indemnity                                                  7
10.5     Limits on liability                                                    7
10.6     Assignment by Trustee                                                  8

(C)Mallesons Stephen Jaques                                                    i

11       GOVERNING LAW                                                           8

12       COUNTERPARTS                                                            8

13       INTERPRETATION                                                          8

13.1     Definitions                                                             8
13.2     References to certain general terms                                    10
13.3     Number                                                                 11
13.4     Headings                                                               11

SIGNING PAGE                                                                    12

ANNEXURE A - AMENDMENTS                                                         17

(C)Mallesons Stephen Jaques                                                   ii